SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 16, 2000
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                               Evans Systems, Inc.
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(Exact name of registrant as specified in its charter)


Texas                              0-21956                  74-1613155
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(State or other jurisdiction       (Commission              (IRS Employer
of incorporation)                  File Number)             Identification No.)


                   720 Avenue F North, Bay City, Texas 77414
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                     Address of principal executive offices


Registrant's telephone number, including area code: (409) 245-2424
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                                      N/A
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(Former name or former address, if changed since last report.)




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         Item 4.           Changes in Registrant's Certifying Accountant

                  (a) Previous independent accountants

                  (i) On February 16, 2000, PricewaterhouseCoopers LLP declined to stand for re-election as the independent accountants of Evans Systems, Inc.

                  (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except that 1) the PricewaterhouseCoopers LLP report dated January 13, 2000 on the consolidated financial statements of Evans Systems, Inc. for the year ended September 30, 1999 contained an emphasis of a matter paragraph regarding the Company's ability to continue as a going concern and 2) the PricewaterhouseCoopers LLP report dated January 13, 1999, except as to the last paragraph of Notes 2 and 7 and Note 13 as to which refer to a restatement of the Company's 1998 and 1997 financial statements and information regarding the Company's results of operations and liquidity.

                  (iii) In connection with its audits for the two most recent fiscal years and through February 16, 2000, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

                  (iv) During the two most recent fiscal years and through February 16, 2000, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)) except for the events which caused the restatement of financial statements noted above.

                  (v) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statement which is attached as an exhibit.


         Item 7.           Financial Statements and Exhibits

                  Exhibit   16  -  Letter,   dated   February   23,   2000  from
PricewaterhouseCoopers LLP to the Securities and Exchange Commission.


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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            EVANS SYSTEMS, INC.


Dated: February 23, 2000                    By: /s/ Richard Goeggel
                                               ---------------------------------
                                               Name:  Richard Goeggel
                                               Title: Chief Financial Officer




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